Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
19.	Income Taxes
Cayman Islands
Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain arising in Cayman Islands.
BVI
Under the current laws of the BVI, Quhuo BVI is not subject to tax on income or capital gains.
Hong Kong
Quhuo HK is incorporated in Hong Kong and is subject to Hong Kong profits tax of 16.5% on its activities conducted in Hong Kong. No provision for Hong Kong profits tax was made in the consolidated financial statements as Quhuo HK had no assessable income for the years ended December 31, 2018, 2019 and 2020, respectively.
PRC
The Company’s subsidiaries, VIE and VIE’s subsidiaries in the PRC are subject to the statutory rate of 25%, in accordance with the Enterprise Income Tax law (the “EIT Law”), which was effective since January 1, 2008 except for the following entities eligible for preferential tax rates. In 2020, Nantong Runda qualified for the requirements of small and micro-sized
enterprise, and its first one million yuan of annual taxable income was eligible for 75% reduction and the taxable income between one million yuan and three million yuan was eligible for 50% reduction. The applicable CIT rate is 20%. Hainan Quhuo, Haikou Chengtu and Hainan Xinying are enterprises registered in the Hainan free trade port and engaged in substantial business in encouraged industries and are therefore entitled to preferential tax rate of 15%.
Dividends, interests, rent or royalties payable by the Company’s PRC subsidiaries, to non-PRC
resident enterprises, and proceeds from any such
non-resident
enterprise investor’s disposition of assets (after deducting the net value of such assets) shall be subject to 10% withholding tax, unless the respective non-PRC
resident enterprise’s jurisdiction of incorporation has a tax treaty or arrangements with China that provides for a reduced withholding tax rate or an exemption from withholding tax.
The EIT Law of the PRC includes a provision specifying that legal entities organized outside PRC will be considered residents for Chinese income tax purposes if their place of effective management or control is within PRC. If legal entities organized outside PRC were considered residents for Chinese income tax purpose, they would become subject to the EIT Law on their worldwide income. This would cause any income from legal entities organized outside PRC earned to be subject to PRC’s 25% EIT. The Implementation Rules to the EIT Law provides that non-resident
legal entities will be considered as PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, and properties, etc. reside within PRC.
Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Company does not believe that the legal entities organized outside PRC should be characterized as PRC residents for EIT Law purposes.

Composition of income tax expense
The current and deferred portions of income tax expense included in the consolidated statements of comprehensive loss were as follows:

	As of December 31,
	2018	2019	2020	2020
	RMB	RMB	RMB	US$
Current income tax expense	6,402	30,902	26,168	4,010
Deferred income tax benefit	(2,423)	(9,322)	(740)	(113)

Total income tax expense	3,979	21,580	25,428	3,897

Reconciliation between expenses of income taxes
The reconciliations of the income tax expense for the years ended December 31, 2018, 2019 and 2020 were as follows:

	For the year ended December 31,
	2018	2019	2020	2020
	RMB	RMB	RMB	US$
Net (loss) income before income tax expense	(40,316)	8,131	19,824	3,038
Income tax at statutory tax rate	(10,079)	2,033	4,956	760
International tax rate difference	—	363	(7,146)	(1,095)
Effect of preferential tax rates	(8)	(229)	(3,762)	(577)
Non-deductible expense	24,993	20,615	30,146	4,619
Non-taxable income	—	—	(1,617)	(247)
Research and development expense super-deduction	—	—	(885)	(136)
Changes in valuation allowance	(10,927)	(1,798)	560	86
Tax rate change	—	—	(66)	(10)
Interest expense	—	596	2,520	386
Unutilized tax loss	—	—	722	111

Income tax expense	3,979	21,580	25,428	3,897

Deferred tax assets and liabilities
Deferred taxes were measured using the enacted tax rates for the periods in which the temporary differences are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax balances as of December 31, 2019 and 2020 were as follows:

	As of December 31,
	2019	2020	2020
	RMB	RMB	US$
Deferred tax assets:
Tax losses carried forward	9,321	12,744	1,953
Accrued expense and other current liabilities	2,250	3,483	534
Amortization and depreciation difference	1,025	780	120
Impairment of ROU assets	—	206	32
Leasing Liability	—	7,493	1,148
Less: valuation allowance	(8,703)	(11,450)	(1,755)

Deferred tax assets, net	3,893	13,256	2,032

Deferred tax liabilities:
Intangible assets	2,556	4,120	631
Right-of-use assets	—	7,493	1,149

Deferred tax liabilities, net	2,556	11,613	1,780

The Company operates through VIE and subsidiaries of the VIE and valuation allowance is considered for each of the entities on an individual basis. The Company recorded valuation allowance against deferred tax assets of those entities that were in a three-year cumulative financial loss and are not forecasting profits in the near future as of December 31, 2018, 2019 and 2020. In making such determination, the Company also evaluated a variety of factors including the Company’s operating history, accumulated deficit, existence of taxable temporary differences and reversal periods.
As of December 31, 2018, 2019 and 2020, the Company had taxable losses of RMB40,424, RMB37,284 and RMB51,047 (US$7,823) derived from entities in the PRC, which can be carried forward per tax regulation to offset future taxable income for income tax purposes. The PRC taxable losses will expire from December 31, 2021 to 2025 if not utilized.
Unrecognized Tax Benefit
As of December 31, 2018, 2019 and 2020, the Company had unrecognized tax benefit of RMB19,150, RMB25,491 and RMB36,112 (US$5,535), of which RMB6,793, RMB19,923 and RMB34,998 (US$5,363), respectively, are presented on a net basis against the deferred tax assets related to tax loss carry forwards on the consolidated balance sheets. This primarily represents the estimated income tax expense the Company would pay should its income tax returns have been prepared in accordance with the current PRC tax laws and regulations. It is possible that the amount of unrecognized tax benefit will further change in the next 12 months; however, an estimate of the range of the possible change cannot be made at this moment. As of December 31, 2018, 2019 and 2020, unrecognized tax benefits of RMB12,201, RMB5,468 and RMB1,014 (US$155), respectively, if ultimately recognized, will impact the effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefit was as follows:

	For the year ended December 31,
	2019	2020	2020
	RMB	RMB	US$
Balance at January 1	19,150	25,491	3,907
Increase	8,162	12,055	1,848
Decrease	(1,821)	(1,434)	(220)

Balance at December 31	25,491	36,112	5,535

In the years ended December 31, 2018, 2019 and 2020, the Company recorded interest expense accrued in relation to the unrecognized tax benefit of nil, RMB596 and RMB2,520 (US$386) in income tax expense, respectively. Accumulated interest expense recorded in unrecognized tax benefit was nil, RMB596 and RMB3,116 (US$477) as of December 31, 2018, 2019 and 2020, respectively.
As of December 31, 2020, the tax years ended December 31, 2015 through period ended as of the reporting date for the WFOE, the VIE and VIE’s subsidiaries remain open to examination by the PRC tax authorities.